                                                                   EXHIBIT 10.29


THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                          HOMECOM COMMUNICATIONS, INC.

                          COMMON STOCK PURCHASE WARRANT

         1.       Issuance; Certain Definitions.

                  In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by HOMECOM COMMUNICATIONS, INC., a New York corporation (the "Company"), DOMINION CAPITAL FUND, LTD. or registered assigns (the "Holder") is hereby granted the right to purchase at any time during the period commencing June 23, 1998 and continuing through and including 5:00 P.M., New York City time, on December 31, 2000 (the "Expiration Date"), Fifty-Six Thousand Two Hundred Fifty (56,250) fully paid and nonassessable shares of the Company=s Common Stock, par value $0.0001 per share (the "Common Stock") at an initial exercise price per share (the "Exercise Price") specified in the schedule below subject to further adjustment as set forth in Section 6 hereof:

         (a) Warrants for 46,875 shares of Common Stock shares at $14.50625 per share; and

         (b) Warrants for 9,375 shares of Common Stock shares at $15.825 per share.

         2. Exercise of Warrants. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

         3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

         4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

         5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         6.       Protection Against Dilution.

                  6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

                  6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

                  6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

                  (a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder=s unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the

         Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

                  (b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the average Market Price of the Common Stock (as defined in the Securities Purchase Agreement, dated December 23, 1997, between the Company and the Holder or the Holder's predecessor in interest with respect to this Warrant) on the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

         7.       Transfer to Comply with the Securities Act; Registration
Rights.

                  (a) This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

                  (b) The Company agrees to file a registration statement, which shall include the Warrant Shares, on Form S-1 or Form SB-2 or another available form (the "Registration Statement"), pursuant to the Act, no later than January 31, 1998 and to have the registration of the Warrant Shares completed and effective by March 31, 1998.

                  (c) The Holder of this Warrant acknowledges that the Company issued 20,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock") in December 1997, the terms of which give the Company the right to redeem the Preferred Stock. The Holder hereby agrees, notwithstanding anything herein to the contrary, that, if and only if

         (i) the Company redeems more than fifty percent (50%) of the Preferred Stock within a period of thirty (30) days (a "Preferred Redemption"), and

         (ii) Common Stock or other securities of the Company convertible into Common Stock are contemporaneously with or subsequent to such redemption offered for sale in a public, underwritten offering (the "Secondary Offering") and the underwriter thereof so requests, then, during a period (the "Restrictive Period"), not to exceed one hundred eighty (180) days, following the effective date of the registration statement for the Secondary Offering, the Holder will not sell or otherwise transfer or dispose of any shares of Common Stock issued or issuable upon exercise of this Warrant; provided, however, that this provision shall not restrict the Holder=s right to exercise this Warrant for the purchase of Common Stock during the Restrictive Period and shall only be enforceable with respect to one Secondary Offering. The Holder of this Warrant agrees (i) to execute and deliver for the benefit of the underwriter of the Secondary Offering an agreement reflecting substantially the terms of this Section 7(c), and (ii) that the Company may impose stop-transfer instructions with respect to the Common Stock subject to the restrictions of the immediately preceding sentence until the end of the Restrictive Period.

                  8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

                           (i)      if to the Company, to:

                                    HOMECOM COMMUNICATIONS, INC.
                                    3535 Peachtree Road
                                    Building 14, Suite 100
                                    Atlanta, GA 30305
                                    ATTN: President
                                    Telecopier No.: (404) 237 - 3060
                                    Telephone No.: (404) 237 - 4646

                                    with a copy to:

                                    Morris, Manning & Martin
                                    3343 Peachtree Road, N.E.
                                    Suite 1600
                                    Atlanta, GA 30326
                                    ATTN: Oby T. Brewer, III, Esq.

                                    Telecopier No.: (404) 365 - 9532
                                    Telephone No.: (404) 233 - 7000

                           (ii)     if to the Holder, to:

                                    DOMINION CAPITAL FUND, LTD.
                                    c/o Thomson Kernaghan & Co., Ltd.
                                    365 Bay St.
                                    Toronto, Ontario, Canada M5H 2V2
                                    ATTN: Mark Valentine
                                    Telecopier No.: (416) 367 - 8055
                                    Telephone No.: (416) 860 - 6130

                                    with a copy to:

                                    Krieger & Prager, Esqs.
                                    319 Fifth Avenue
                                    New York, New York 10016
                                    Telecopier No.  (212) 213-2077
                                    Telephone No.: (212) 689-3322

Any party may be notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

                  9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

                  10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                  11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                   [Balance of page intentionally left blank]

                  12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 23rd day of December, 1997.


                                    HOMECOM COMMUNICATIONS, INC.



                                    By:
                                       -----------------------------------
                                             Name:
                                             Its:

Attest:


------------------------
Name:
Title:

                          NOTICE OF EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of , 1997, to purchase shares of the Common Stock, par value $0.0001 per share, of HOMECOM COMMUNICATIONS, INC. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

         Please deliver the stock certificate to:







Dated:
      -------------------------



By:
   ----------------------------------


[ ]    CASH:    $
                  -----------------------